UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 2, 2025
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 2, 2025, Dawn Phillipson resigned as Chief Financial Officer of Arhaus, Inc. (the “Company”) effective January 15, 2025. Ms. Phillipson’s resignation is not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company’s accounting practices or financial reporting. The Company has commenced a search process to identify a successor Chief Financial Officer.

On January 8, 2025, Christian Sedor (age 42) was appointed Chief Accounting Officer of the Company. Mr. Sedor has served as the Company’s Vice President and Controller since April 2024. Previously, he served in various positions at the Company since June 2021, including Director of SEC Reporting, Senior Director of SEC Reporting and Compliance and Vice President of Accounting. Prior to joining the Company, Mr. Sedor was a Director within the Assurance group at PricewaterhouseCoopers, LLP.

In connection with his appointment, Mr. Sedor will receive a base salary of $310,000, subject to review and adjustment on an annual basis, and will be eligible for annual cash incentive awards and long-term equity plan awards as determined by the Compensation Committee. For 2025, his initial annual cash incentive award target represents 30% of his base salary. Any payout under this incentive award shall be determined by the Compensation Committee based on the achievement of certain performance goals. Mr. Sedor has no family relationship with any director or executive officer of the Company and Mr. Sedor has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure
On January 8, 2025, the Company issued a press release updating the fourth quarter and full year 2024 expectations for net revenue, comparable growth and demand comparable growth. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release, as well as similar press releases that the Company may issue in the future, will be posted in the Investor Relations section of the Company’s website: ir.arhaus.com.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated January 8, 2025.
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of January, 2025.

ARHAUS, INC.

By:	/s/ John Reed
Name:	John Reed
Title:	Chief Executive Officer